                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number 811-2788

The GNMA Fund Investment Accumulation Program, Inc.

Address: P.O. Box 9011
         Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, The GNMA Fund
     Investment Accumulation Program, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/02

Date of reporting period: 01/01/02 - 12/31/02


Item 1 - Is shareholder report attached? - Y

                            The GNMA Fund Investment
                           Accumulation Program, Inc.

                                     [LOGO]

                                 Annual Report
                               December 31, 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
IN THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM
AND THE SALOMON BROTHERS 30 YEAR GNMA INDEX

YEAR END  SALOMON BROTHERS 30 YEAR GNMA  GNMA IAP
1992                            $10,000   $10,000
1993                            $10,666   $10,652
1994                            $10,529   $10,294
1995                            $12,313   $12,100
1996                            $13,005   $12,631
1997                            $14,226   $13,788
1998                            $15,197   $14,756
1999                            $15,499   $14,840
2000                            $17,240   $16,469
2001                            $18,538   $17,548
2002                            $19,895   $18,745

GNMA FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDING 12/31/02

1 YEAR   9.12%
5 YEAR   7.00%
10 YEAR  6.82%

Past performance does not predict future performance. The graph above and the returns to the left do not reflect the deduction of taxes that a shareholder would pay on Program distributions or the redemption of Program shares.

To Our Shareholders:

    We are pleased to present the shareholder report for The GNMA Fund Investment Accumulation Program, Inc. for the year ended December 31, 2002.

    During the year, the Program generated net investment income of 5.59% as a percentage of average net assets and paid dividends of $1.21 per share.

    During the year, interest rates on 30 year Treasury securities fluctuated from a low of 4.63% in September to a high of 5.83% in April. GNMA current coupons purchased for the Program fluctuated between 5.50% to 6.50% during the year. Principal paydowns of the GNMA pools held in the Program averaged
$4.3 million per month. Purchases of Program shares averaged $1.3 million per month and redemptions averaged $2.0 million per month.

    Cash balances available and reserved for the purchase of GNMAs on their corresponding settlement dates were invested in Short Term Treasury Bills. This contributed $31,009 of income to the Program.

    This Program should continue to provide a good means of compounding distributions from your unit trust holdings through its monthly dividend, and barring any dramatic change in interest rates should provide investors with attractive returns in the future.

                                                     Sincerely,
                                                     /s/ Terry K. Glenn
                                                     Terry K. Glenn
                                                     President

Officers and Directors
---------------------------------------------------

Terry K. Glenn-President and Director
Leonard I. Shankman-Director
Robert A. Kavesh-Director
Frank Viola-Vice President
Donald C. Burke-Treasurer
Phillip S. Gillespie-Secretary

Custodian and Transfer Agent
---------------------------------------------------

The Bank of New York
P.O. Box 974 Wall Street Station
New York, NY 10286-0974

--------------------------------------------------------------------------------
The GNMA Fund Investment Accumulation Program, Inc.
Schedule of Investments
December 31, 2002
--------------------------------------------------------------------------------

                                                        Interest       Range of            Face                            Value
               Security Description                       Rate        Maturities          Amount*          Cost*         (Note 1a)
               --------------------                     --------      ----------          -------          -----         ---------
Mortgage-Backed Securities
Government National Mortgage Association                  5.50%    03/15/32-12/15/32   $ 16,445,949    $ 16,656,466    $ 16,900,894
Government National Mortgage Association, TBA***          6.00         01/01/33           5,300,000       5,530,219       5,528,192
Government National Mortgage Association                  6.00     11/15/23-06/15/32     42,381,301      42,183,883      44,196,454
Government National Mortgage Association                  6.50     05/15/23-04/15/32     38,649,829      38,649,425      40,605,767
Government National Mortgage Association                  7.00     03/15/22-12/15/30     30,116,078      30,290,160      31,936,896
Government National Mortgage Association                  7.50     02/15/22-11/15/30     11,638,555      11,700,054      12,419,130
Government National Mortgage Association                  8.00     03/15/17-05/15/30      4,510,737       4,536,169       4,868,240
Government National Mortgage Association                  8.50     06/15/16-05/15/25      1,997,767       2,015,820       2,166,715
Government National Mortgage Association                  9.00     04/15/16-10/15/21      1,313,649       1,315,899       1,424,728
Government National Mortgage Association                  9.50     10/15/09-11/15/20      1,318,091       1,321,035       1,430,330
Government National Mortgage Association                 10.00     02/15/16-06/15/18        931,677         933,975       1,061,307
Government National Mortgage Association                 11.50     04/15/13-12/15/15        394,427         389,247         468,450
Government National Mortgage Association                 12.00     02/15/13-11/15/15        228,094         229,479         272,735
Government National Mortgage Association                 13.00         04/15/13              16,549          16,804          20,060
Government National Mortgage Association                 13.50         05/15/11               3,186           3,070           3,893
Government National Mortgage Association                 14.50         04/15/13              16,854          17,265          20,895
Government National Mortgage Association                 15.00         06/15/13              91,962          94,733         115,091
Government National Mortgage Association                 16.00     03/15/12-04/15/12         59,487          60,887          75,348
Government National Mortgage Association                 17.00     10/15/11-01/15/12        205,598         212,946         263,398
                                                                                       ------------    ------------    ------------
Total Mortgage-Backed Securities                                                        155,619,790     156,157,536     163,778,523
                                                                                       ------------    ------------    ------------
Short-Term Securities
United States Treasury Bills                              0.95         01/16/03           5,300,000       5,297,902       5,297,762
                                                                                       ------------    ------------    ------------
Total Short-Term Securities                                                               5,300,000       5,297,902       5,297,762
                                                                                       ------------    ------------    ------------
Total Investments--102%.............................................................   $160,919,790    $161,455,438**  $169,076,285
                                                                                       ============    ============
Liabilities in Excess of Other Assets--(2%).........................................................................     (3,274,924)
                                                                                                                       ------------
Net Assets--Equivalent to $21.66 net asset value per share on 7,655,464 shares of capital stock
outstanding--100%...................................................................................................   $165,801,361
                                                                                                                       ============

 * Original face amounts and related costs are reduced by principal payment pass-throughs.
 ** Aggregate cost for Federal tax purposes.
*** Represents a "to-be-announced" (TBA) transaction. See Note 1(g) to Financial Statements.

See Notes to Financial Statements

--------------------------------------------------------------------------------
The GNMA Fund Investment Accumulation Program, Inc.
Statement of Assets, Liabilities and Capital
December 31, 2002
--------------------------------------------------------------------------------

Assets:

  Investments at Value (Identified Cost $161,455,438).......                $169,076,285

  Cash......................................................                   1,624,889

  Interest Receivable.......................................                     828,663

  Other.....................................................                      13,478
                                                                            ------------

    Total Assets............................................                 171,543,315
                                                                            ------------

Liabilities:

  Payable for Securities Purchased..........................                   5,530,320

  Accounts Payable and Accrued Expenses.....................                     137,215

  Payable for Capital Stock Reacquired......................                      46,343

  Payable to Administrators.................................                      28,076
                                                                            ------------

    Total Liabilities.......................................                   5,741,954
                                                                            ------------

Net Assets..................................................                $165,801,361
                                                                            ============

Capital:

Capital Stock Par Value $.01 per share
  (7,655,464 shares issued, 25,000,000 of shares
  authorized)...............................................                $     76,555

Paid-in Capital in excess of par............................                 158,105,017

Accumulated Realized Capital Loss...........................  $   (1,058)

Unrealized Appreciation.....................................   7,620,847
                                                              ----------

Total Accumulated Gains--Net................................                   7,619,789
                                                                            ------------

Net Assets (Equivalent to $21.66 Net Asset Value Per
  Share)....................................................                $165,801,361
                                                                            ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The GNMA Fund Investment Accumulation Program, Inc.
Statement of Operations
For the Year Ended December 31, 2002
--------------------------------------------------------------------------------

Net Investment Income:

Income:

  Interest Income...........................................              $10,404,430

Expenses:

  Administration Fee........................................  $334,199

  Transfer and Dividend Disbursing Agent Fees...............   277,799

  Professional Fees.........................................   161,226

  Custodian.................................................   142,212

  Printing and Mailing......................................   127,431

  Other.....................................................    12,851

  Directors' Fees & Expenses................................    11,000
                                                              --------

    Total Expenses..........................................                1,066,718
                                                                          -----------

    Net Investment Income...................................                9,337,712
                                                                          -----------

Unrealized Gain on Investments:

  Change in Unrealized Appreciation of Investments..........                5,209,586
                                                                          -----------

Net Increase in Net Assets Resulting from Operations........              $14,547,298
                                                                          ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The GNMA Fund Investment Accumulation Program, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         Year Ended        Year Ended
                                                        December 31,      December 31,
                                                            2002              2001
                                                       ---------------   ---------------
Increase/(Decrease) in Net Assets:

Operations:

Net Investment Income................................   $  9,337,712      $ 10,394,356

Increase in Unrealized Appreciation of Investments...      5,209,586         2,227,592
                                                        ------------      ------------

Net Increase in Net Assets Derived from Operations...     14,547,298        12,621,948

Dividends to Shareholders............................     (9,447,055)      (10,574,518)

Capital Share Transactions:

Net Proceeds from Sale of Capital Stock..............      7,344,178        10,748,680

Net Asset Value of Shares Issued to Shareholders in
  Reinvestment of Dividends..........................      8,520,293         7,591,914
                                                        ------------      ------------

                                                          15,864,471        18,340,594

Cost of Capital Stock Reacquired.....................    (24,198,571)      (23,794,924)

Net Equalization (Debits) included in the price of
  Capital Stock Sold and Reacquired..................        (84,147)          (70,133)
                                                        ------------      ------------

Decrease in Net Assets from Capital Stock
  Transactions.......................................     (8,418,247)       (5,524,463)
                                                        ------------      ------------

Total Decrease in Net Assets.........................     (3,318,004)       (3,477,033)

Net Assets:

Beginning of Year....................................    169,119,365       172,596,398
                                                        ------------      ------------

End of Year (including undistributed net investment
  income of $0 in 2002 and 2001).....................   $165,801,361      $169,119,365
                                                        ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The GNMA Fund Investment Accumulation Program, Inc.
Financial Highlights
--------------------------------------------------------------------------------

                                                     Year Ended December 31,
                                       ----------------------------------------------------
                                         2002       2001       2000       1999       1998
                                       --------   --------   --------   --------   --------
Selected Data for a Share of Capital
  Stock Outstanding Throughout Each
  Year:

Net Asset Value, Beginning of
  Year..............................   $  21.01   $  20.78   $  19.95   $  21.09   $  21.03
                                       --------   --------   --------   --------   --------

Income From Investment Operations:

Net Investment Income...............       1.19       1.28       1.32       1.28       1.33

Net Realized and Unrealized Gain
  (Loss) on Investments.............       0.67       0.26       0.79      (1.15)      0.09
                                       --------   --------   --------   --------   --------

  Total From Investment
    Operations......................       1.86       1.54       2.11       0.13       1.42
                                       --------   --------   --------   --------   --------

Dividend Distributions from Net
  Investment Income.................      (1.21)     (1.31)     (1.28)     (1.27)     (1.36)
                                       --------   --------   --------   --------   --------

Net Asset Value, End of Year........   $  21.66   $  21.01   $  20.78   $  19.95   $  21.09
                                       ========   ========   ========   ========   ========

Total Investment Return.............       9.12%      7.60%     10.98%      0.57%      7.02%
                                       ========   ========   ========   ========   ========

Significant Ratios/Suplemental Data:

Net Assets, End of Year
  (in thousands)....................   $165,801   $169,119   $172,596   $180,890   $200,394
                                       ========   ========   ========   ========   ========

Operating Expenses to Average Net
  Assets............................       0.63%      0.58%      0.58%      0.60%      0.56%
                                       ========   ========   ========   ========   ========

Net Investment Income to Average Net
  Assets............................       5.59%      6.07%      6.53%      6.37%      6.29%
                                       ========   ========   ========   ========   ========

Portfolio Turnover Rate.............          0%         0%         0%         0%         0%
                                       ========   ========   ========   ========   ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The GNMA Fund Investment Accumulation Program, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    The GNMA Fund Investment Accumulation Program, Inc. (the "Program") was incorporated under Maryland law on November 17, 1977 and commenced operations on April 24, 1978. The Program is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Program's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates.

    The following is a summary of significant accounting policies consistently followed by the Program.

(a) Investments are valued by the Program's pricing agent, Interactive Data Services, Inc. These values are not necessarily bids or actual last sale prices but are estimates of the prices at which the pricing agent believes the Program could sell such investment securities.

(b) It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions are recorded on the date the securities are purchased or sold (the trade date). Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities and are included in interest income. Dividend distributions to shareholders are recorded on the ex-dividend date.

(d) The Program follows the accounting practice known as "Equalization" by which a portion of the proceeds from sales and costs of reacquiring capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of capital stock.

(e) Paydown gains and losses are recorded as adjustments to net investment income.

(f)  Accounting principles generally accepted in the United
     States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $192,432 have been reclassified between undistributed net investment income and paid in capital and $1,058 has been reclassified between accumulated realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

(g)  The Program invested in securities on a when-issued basis.
     Payment and delivery may take up to a month after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.
     Liquid securities or cash is earmarked in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while the commitment is outstanding, unless replaced with other assets.

(h) Certain amounts in the 2001 financial statements have been reclassified to conform to the current presentation.

2. Administration Agreement

    The Program has entered into an Administration Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), Prudential Securities Inc., Morgan Stanley DW, Inc., and Salomon Smith Barney Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties for the Program. For these services, the Administrators receive a monthly fee from the Program equal to 0.2% on an annual basis of the Program's average daily net assets and have agreed to reimburse the Program to the extent the Program's expenses (excluding interest, taxes, brokerage fees and extraordinary items such as litigation costs) exceed

--------------------------------------------------------------------------------
The GNMA Fund Investment Accumulation Program, Inc.
Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

the lesser of (i) 1.5% of the first $30 million of the average daily net assets of the Program and 1% of the average daily net assets in excess thereof, or
(ii) 25% of the Program's investment income.

    Certain officers and/or directors of the Program are officers of MLIM.

3. Investments

    During the year ended December 31, 2002 purchases, excluding short-term securities, totaled $43,243,469. There were no sales of securities.

    As of December 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $7,620,847, of which $7,623,014 related to appreciated securities and $2,167 related to depreciated securities. The aggregate cost of investments at December 31, 2002 for Federal income tax purposes was $161,455,438.

4. Capital Shares

                                                                     Year Ended
                                                                    December 31,
                                                              -------------------------
                                                                 2002          2001
                                                              -----------   -----------
Shares sold.................................................     345,939       513,532

Shares issued to shareholders in reinvestment of
  dividends.................................................     401,546       363,604
                                                              ----------    ----------

Total.......................................................     747,485       877,136

Shares reacquired...........................................  (1,139,530)   (1,136,802)
                                                              ----------    ----------

Net Decrease................................................    (392,045)     (259,666)
                                                              ==========    ==========

5. Distributions to Shareholders

    The Program distributes, monthly, substantially all of its net investment income. Net realized capital gains, if any, are distributed annually.

    The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

                                                               12/31/2002     12/31/2001
                                                              ------------   ------------
DISTRIBUTIONS PAID FROM:

  Ordinary Income...........................................  $ 9,447,055    $10,574,518

  Net Long-term Capital Gains...............................            0              0
                                                              -----------    -----------

TOTAL TAXABLE DISTRIBUTIONS.................................  $ 9,447,055    $10,574,518
                                                              ===========    ===========

As of December 31, 2002, there were no significant differences between the book and tax components of capital.

On December 31, 2002, the Fund had a net capital loss carryforward of approximately $1,058, all of which expires in 2006. This amount will be available to offset like amounts of any future gains.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
The GNMA Fund Investment Accumulation Program, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on the financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2003

         Officers and Directors who are Interested Persons

                                                                   Term of Office
                                                                   and Length of        Principal Occupations
           Name, Address and Age     Position held with Program    Service              During Past 5 Year
           ------------------------  ---------------------------   ------------------   ---------------------------
           TERRY K. GLENN (62)       President and                 (3) Since 2001       Exec. V.P., Merrill Lynch
           800 Scudders Mill Rd.     Director(1)(2)                                     Investment Managers, L.P.
           Plainsboro, N.J. 08536                                                       ("MLIM") and Fund Asset
                                                                                        Management, L.P. ("FAM"),
                                                                                        including corporate
                                                                                        predecessors, since 1983;
                                                                                        Chairman (Americas Region)
                                                                                        since 2001. Pres., Dir. or
                                                                                        Trustee, Merrill Lynch
                                                                                        Funds ("ML Funds") since
                                                                                        1999. Exec. V.P. & Dir.,
                                                                                        Princeton Services, Inc.
                                                                                        ("PSI") since 1993. Pres.,
                                                                                        FAM Distributors, Inc.
                                                                                        ("FAMD") since 1986; Dir.
                                                                                        since 1991. Pres.,
                                                                                        Princeton Administrators,
                                                                                        L.P. since 1988.

           FRANK VIOLA (38)          Vice President(1)(2)          (3) Since 2001       Portfolio Manager of MLIM
           800 Scudders Mill Road                                                       since 1997; Managing
           Plainsboro, N.J. 08536                                                       Director. Portfolio
                                                                                        Manager, various ML Funds.
                                                                                        V.P., Treasurer, Merrill
                                                                                        Lynch Bank & Trust,
                                                                                        1996-97. V.P., Merrill
                                                                                        Lynch Capital Markets,
                                                                                        1993-96.

           DONALD C. BURKE (42)      Treasurer(1)(2)               (3) Since 2001       First V.P., MLIM and FAM
           800 Scudders Mill Road                                                       since 1997; Treasurer since
           Plainsboro, N.J. 08536                                                       1999; V.P., 1990-97, Dir.
                                                                                        of Taxation of MLIM since
                                                                                        1990. V.P. and Treasurer of
                                                                                        ML Funds since 1999. Sen.
                                                                                        V.P. and Treasurer of PSI
                                                                                        since 1999. V.P. of FAMD
                                                                                        since 1999.

           PHILLIP S. GILLESPIE      Secretary(1)(2)               (3) Since 2001       First Vice President of
           (39)                                                                         MLIM since 2001; Dir.,
           800 Scudders Mill Road                                                       2000-01; V.P., 1999-2000;
           Plainsboro, N.J. 08536                                                       Attorney since 1998.
                                                                                        Secretary of ML Funds since
                                                                                        1998. Asst. Gen. Counsel,
                                                                                        Chancellor LGT Asset
                                                                                        Management Inc., 1997-98.
                                                                                        Senior Counsel and
                                                                                        Attorney, Securities and
                                                                                        Exchange Commission,
                                                                                        1993-97.

                                     Number of Portfolios    Other
                                     in Fund Complex         Directorships
           Name, Address and Age     Overseen by Director    Held by Director
           ------------------------  ---------------------   -----------------------
           TERRY K. GLENN (62)       203                     Financial Data Services
           800 Scudders Mill Rd.                             Inc.
           Plainsboro, N.J. 08536
           FRANK VIOLA (38)          Not Applicable          Not Applicable
           800 Scudders Mill Road
           Plainsboro, N.J. 08536
           DONALD C. BURKE (42)      Not Applicable          Not Applicable
           800 Scudders Mill Road
           Plainsboro, N.J. 08536
           PHILLIP S. GILLESPIE      Not Applicable          Not Applicable
           (39)
           800 Scudders Mill Road
           Plainsboro, N.J. 08536

         (1) Interested person by reason of his offices with the Program, MLIM and MLIM affiliates.

         (2) Director, trustee, officer or member of certain other investment companies of which MLIM or FAM acts as investment adviser or manager.

         (3) Elected to serve until the next annual meeting of the Board of Directors of the Program and until his sucessor is duly elected and qualified.

         Directors who are Not Interested Persons

                                                                   Term of Office
                                                                   and Length of        Principal Occupations
           Name, Address and Age     Position held with Program    Service              During Past 5 Years
           ------------------------  ---------------------------   ------------------   ---------------------------
           ROBERT A. KAVESH (75)     Director(4)                   (5) Since 1978       Marcus Nadler Professor of
           Stern School of Business                                                     Finance and Economics
           New York University                                                          Emeritus, Stern School of
           44 West 4th Street                                                           Business, New York
           New York, N.Y.                                                               University.
           10012-1126

           LEONARD I. SHANKMAN (83)  Director(4)                   (5) Since 1978       Private investor.
           3580 Route 44
           Millbrook, N.Y. 12545

                                     Number of Portfolios    Other
                                     in Fund Complex         Directorships
           Name, Address and Age     Overseen by Director    Held by Director
           ------------------------  ---------------------   -----------------------
           ROBERT A. KAVESH (75)     1                       Dell
           Stern School of Business                          Laboratories, Inc.
           New York University                               (cosmetics and
           44 West 4th Street                                pharmaceuticals);
           New York, N.Y.                                    Neuberger Berman Funds.
           10012-1126
           LEONARD I. SHANKMAN (83)  1                       Standard Security Life
           3580 Route 44                                     Insurance Co. of New
           Millbrook, N.Y. 12545                             York

         (4) Member of the Program's Audit Committee.

         (5) Elected to serve until the next meeting of shareholders and until his successor is duly elected and qualified. Because the Program does not hold annual meetings of shareholders, each Director will hold office for an indeterminate period.

             The Program's Statement of Additional Information includes additional information about Program directors and is available, without charge, upon request. You can call 800-221-7771 toll free to request a copy.

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) AUDIT FEES - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) AUDIT-RELATED FEES - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) TAX FEES - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) ALL OTHER FEES - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

           (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
               (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         The GNMA Fund Investment Accumulation Program, Inc.

         By: /s/ TERRY K. GLENN
             ------------------
             Terry K. Glenn,
             President of
             The GNMA Fund Investment Accumulation Program, Inc.

         Date: February 24, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By: /s/ TERRY K. GLENN
             ------------------
             Terry K. Glenn,
             President of
             The GNMA Fund Investment Accumulation Program, Inc.

         Date: February 24, 2003

         By: /s/ DONALD C. BURKE
             -------------------
             Donald C. Burke
             Chief Financial Officer of
             The GNMA Fund Investment Accumulation Program, Inc.

         Date: February 24, 2003